UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant |X|

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     |X|  Soliciting Material Under Rule 14a-12

                                THERASENSE, INC.
                (Name of Registrant as Specified in its Charter)

                              ABBOTT LABORATORIES
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):
    |X|  No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
______________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________
    (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________
    (5) Total fee paid:
______________________________________________________________________________
    [ ] Fee paid previously with preliminary materials:
______________________________________________________________________________
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
______________________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
______________________________________________________________________________
    (3) Filing Party:
______________________________________________________________________________
    (4) Date Filed:
______________________________________________________________________________

         The following are presentation slides shown to employees of TheraSense, Inc. on January 20, 2004:

-------------------------------------------------------------------------------


                             MediSense (R)

                              Update



                                                -----------------------------
                                               |                             |
                                               |   Presentation to:          |
                                               |   Alameda Management Forum  |
                                               |                             |
                                               |   January 20, 2004          |
                                               |                             |
                                               |   Ed Fiorentino             |
                                                -----------------------------


===============================================================================
MediSense(R)                                                           ABBOTT 1

===============================================================================


In connection with the proposed merger, TheraSense will file a proxy statement and other relevant documents with the Securities and Exchange Commission (SEC). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THERASENSE AND ABBOTT THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM THERASENSE BY DIRECTING A REQUEST TO: INVESTOR RELATIONS, THERASENSE, INC., 1360 SOUTH LOOP ROAD, ALAMEDA, CA 94502; PHONE (510) 749-5400. DOCUMENTS FILED WITH THE SEC BY ABBOTT MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM ABBOTT BY DIRECTING A REQUEST TO: INVESTOR RELATIONS, ABBOTT LABORATORIES, 100 ABBOTT PARK, ROAD, ABBOTT PARK, IL 60064; PHONE (847) 937-7300.

TheraSense, Abbott and their respective directors, executive officers, certain members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of TheraSense's stockholders and their interests in in the solicitation will be set forth in the proxy statement when it is filed with the SEC.

===============================================================================
MediSense(R)                                                           ABBOTT 2

                          Forward-Looking Statements
-------------------------------------------------------------------------------


Some statements in this presentation may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott and TheraSense caution that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements including that the conditions precedent to the completion of the acquisition may not be satisfied or necessary regulatory approval will not be obtained. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Exhibit 99.1 of its Securities and Exchange Commission Form 10-Q for the period ended Sept. 30, 2003, and are incorporated by reference. For a description of factors that may affect TheraSense's future results, see discussion under "Risk Factors Affecting Operations and Future Results" in TheraSense's Form 10-Q for the quarter ended Sept. 30, 2003, and periodic reports filed with the Securities and Exchange Commission. Abbott and TheraSense undertake no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

===============================================================================
MediSense(R)                                                           ABBOTT 3

         Diabetes - a significant, growing global health care problem.
-------------------------------------------------------------------------------


     o WHO estimates 185MM people with diabetes worldwide, with only 40% diagnosed.

     o Projected to grow to 500MM by 2025, due to aging population, sedentary lifestyle, and increasing obesity.

     o Daily monitoring of blood glucose is required to avoid both the short and long-term complications of diabetes.



===============================================================================
MediSense(R)                                                           ABBOTT 4


                         Worldwide Glucose Testing Market
--------------------------------------------------------------------------------------------

                                    Sales ($B)



9.0 _|  1998 - 2003  CGR +11.8%                                                       8.3
        2003 - 2008  CGR +10.0%                                                        __
8.0 _|                                                                        7.6     |  |
                                                                               --     |  |
7.0 _|                                                                6.9     |  |    |  |
                                                               6.3     --     |  |    |  |
6.0 _|                                                 5.7      --    |  |    |  |    |  |
                                               5.2      --     |  |   |  |    |  |    |  |
5.0 _|                                 4.7      __     |  |    |  |   |  |    |  |    |  |
                         3.6    4.0     --     |  |    |  |    |  |   |  |    |  |    |  |
4.0 _|           3.3     __     --     |  |    |  |    |  |    |  |   |  |    |  |    |  |
        3.0      __     |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
3.0 _|   __     |  |    |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
        |  |    |  |    |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
2.0 _|  |  |    |  |    |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
        |  |    |  |    |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
1.0 _|  |  |    |  |    |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
        |  |    |  |    |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
0.0 _|  |  |    |  |    |  |   |  |    |  |    |  |    |  |    |  |   |  |    |  |    |  |
     ----------------------------------------------------------------------------------------
       1998    1999    2000    2001    2002    2003    2004    2005   2006    2007    2008


=============================================================================================
MediSense(R)                                                                       ABBOTT 5

                  Glucose Testing Market - Sales/Market Share
-------------------------------------------------------------------------------

    [PIE CHART GRAPHIC OMITTED]                                    ------------
     2003 Market Share (Est.)             ($MM)                   | 2003 Sales |
                                                                  |   Est.     |
      Roche           36%                                          -----------
      J&J             27%             Roche                            1870
      Bayer           13%             -------------------------------------
      MediSense       10.5%           J&J                              1400
      TheraSense      4%              -------------------------------------
      Other           9.5%            Bayer                             670
         $ 5.2 Billion                -------------------------------------
                                      MediSense                         542
                                      -------------------------------------
                                      TheraSense                        210
                                      -------------------------------------
                                      Other (B-D, HDI,
                                        Menarini) Regional Players      475
                                      -------------------------------------


===============================================================================
MediSense(R)                                                           ABBOTT 6

                     Glucose Monitoring Technology Trends
-------------------------------------------------------------------------------


    1980 - 2005                              2005 - 2015

    o    Smaller meters                      o   Additional improvements
                                                 in fingerstick systems
    o    Smaller sample
         requirements                        o   Continuous monitoring systems
         (10 ul to < 1 ul)
                                             o   Integrated testing systems
    o    Shorter assay time
         (45 seconds to 5 seconds)           o   Open/closed-loop systems

    o    Time/date features                  o   Non-invasive systems?

    o    Expanded memory


===============================================================================
MediSense(R)                                                           ABBOTT 7


                                        MediSense Situation Analysis
-------------------------------------------------------------------------------------------------------------


o    Double digit sales growth
                                                                          Sales ($MM)
o    MediSense key successes
     o   First Biosensor product                                       [GRAPHIC OMITTED]
     o   Ketone testing
     o   Point of care systems                 ($ Millions)
                                                               1998     1999    2000    2001    2002    2003
o    Strong global presence                    -------------------------------------------------------------
     o   $542MM sales                          US               124      142     189     190     205     205
         (60%+ international)                  International    202      232     246     265     289     337
     o   10.5% overall market share            -------------------------------------------------------------
                                               Total            326      374     435     455     494     542

                                               98-03 CGR = 10.7%
============================================================================================================
MediSense(R)                                                                                       ABBOTT 8



                                             TheraSense Overview
-----------------------------------------------------------------------------------------------------


o    Highly attractive start-up                                            Sales ($MM)
     with excellent IP
                                                                        [GRAPHIC OMITTED]
o    Low volume/rapid assay products
     o  Less pain/high AST success            $MM
     o  Only .3 ul blood sample                                2000      2001      2002      2003 Est
     o  7-second assay time                                    --------------------------------------
     o  Freestyle, Flash/Mini                 US                  6        72       154         170
        platforms                             International       0         0        24          40
                                                               --------------------------------------
o    Strong Pipeline                          Total               6        72       178         210
     o  Navigator (continuous
        monitoring)
     o  Deltec Cozmore partnership
     o  Integrated Systems

o    Significant, sustained
     penetration of the US market.

o    2003 projected sales of $210MM.


-----------------------------------------------------------------------------------------------------
MediSense(R)                                                                               ABBOTT 9


                         TheraSense Product Portfolio
-------------------------------------------------------------------------------


FreeStyle                                 |  FreeStyle Flash
                                          |
o   Foundation product                    |  o  4Q '03 launch
o   0.3ul sample         [GRAPHIC         |  o  Smallest meter      [GRAPHIC
o   15 second assay       OMITTED]        |  o  7 second assay       OMITTED]
o   High AST success                      |  o  Lighting features
                                          |
                                          |
-------------------------------------------------------------------------------

FreeStyle Tracker            Deltec Cozmore                  Navigator

  [GRAPHIC                     [GRAPHIC                  [GRAPHIC    3 day CGMS
   OMITTED]                     OMITTED]                  OMITTED]   patch in
                                                                     development
                             Insulin Pump



===============================================================================
MediSense(R)                                                           ABBOTT 10

                            MediSense & TheraSense
-------------------------------------------------------------------------------

o    Leading technology                       o   Strong pipeline
                                                  o   Navigator CGMS
o    Current products                             o   Next generation Freestyle
     o  Freestyle (less pain, AST)                o   Integrated systems
     o  Flash (Type I, children)                  o   Precision Xceed
     o  Precision Xtra (ketones)                  o   G3b, G3c
     o  Precision PCx (point of care)             o   Next generation PCx

o    Critical mass/global presence


===============================================================================
MediSense(R)                                                         ABBOTT 11

                           Integration Plan Process
-------------------------------------------------------------------------------

o   Maintain operational and competitive independence pending deal close.


o   Transition Team Process

    o   Staffed with function heads and/or key players

    o   Establish global objectives, guiding principles, and processes

    o   Establish timelines and budgets

    o   Oversee functional objectives, principles, timelines, and budgets

    o   Manage information flow and communications


o   Steering Committee

    o   Provide direction, mentorship, and guidance to transition team

    o   Approve key transition team decisions

    o   Facilitate execution of transition team

===============================================================================
MediSense(R)                                                         ABBOTT 12

                            Goals of the Integration
-------------------------------------------------------------------------------


     o     Rapid transition to new structure

     o     Retention of key talent

     o     Complete integration with fairness and professionalism

     o     Rapid launch of new products
           o     Freestyle
           o     Flash
           o     Xceed
           o     G3b
           o     PCx G3a

     o     Successful preparation for Navigator
           o     Market
           o     Reimbursement
           o     FDA
           o     Ops

===============================================================================
MediSense(R)                                                         ABBOTT 13

                           Our Mission & Core Values
-------------------------------------------------------------------------------


        Together . . . . . we will


        o Improve the lives of people with diabetes through research and innovation

        o   Ensure quality and integrity in everything we do

        o   Develop our people and perform at the highest level




===============================================================================
MediSense(R)                                                         ABBOTT 14

                                  Our Vision
-------------------------------------------------------------------------------





                            Together . . . . we will
                             build to a Billion and
                               become a top tier
                                   player!!






===============================================================================
MediSense(R)                                                         ABBOTT 15

===============================================================================


                                  Welcome to
                              Abbott Laboratories

                                 Rick Gonzalez
                     President and Chief Operating Officer
                             Medical Products Group


===============================================================================
MediSense(R)                                                         ABBOTT 1

                              Abbott Laboratories
===============================================================================


    Abbott Today


    o  70,000+
       Employees

    o  Customers in
       130+ countries
                                  [PHOTO OMITTED]
    o  2003 Sales
       $19.7 billion

    o  Broad-based
       diversified
       business model


===============================================================================
MediSense(R)                                                         ABBOTT 2

                              Abbott Laboratories
===============================================================================


Broad-based Business Model

                              [PIE CHART OMITTED]

   2003 Sales by Division
      Total: $19.7 billion

          Pharmaceutical
          Products Group
          $11.5 billion

              International          29%
              Pharmaceutical         29%

          Medical
          Products Group
          $8.2 billion

              Hospital Products      16%
              Ross Products          11%
              Diagnostics            15%


===============================================================================
MediSense(R)                                                         ABBOTT 3

                             Abbott Leadership
===============================================================================



                                    Miles White
                                  Chairman and CEO
                               _______________________
                                         |
                                         |
            _____________________________|____________________________
            |                                                         |
____________|_______________                             _____________|_____________

  Jeff Leiden, M.D., Ph.D.                                      Rick Gonzalez
      President and                                             President and
  Chief Operating Officer,                                  Chief Operating Officer,
Pharmaceutical Products Group                                Medical Products Group


   Pharmaceuticals                                             Diagnostics

   Abbott International                                        MediSense Diabetes Care

   Global Pharma R&D                                           Molecular Diagnostics

   Global Pharma Operation                                     Vascular Devices

                                                               Spinal Concepts

                                                               Ross Nutritionals

                                                               Animal Health


===============================================================================
MediSense(R)                                                         ABBOTT 4

  The Medical Products Business
===============================================================================

  Operating Model


                                 Medical
                              Products Group
                             _________________
                                   |
                                   |
_____________________________________________________________________________
 |      |        |             |          |        |           |         |
 |      |        |             |          |        |           |         |
                                                 Abbott
              Molecular     MediSense/           Vascular    Spinal    Animal
Ross   ADD   Diagnostics   TheraSense   I-Stat   Devices    Concepts   Health



     o Flat organizational structure encourages businesses to be more independent and responsive

     o Entrepreneurial operating model improves speed, innovation and productivity of new product development


===============================================================================
MediSense(R)                                                         ABBOTT 5

  Medical Products Group
===============================================================================


                                     Vision

                 Utilize our strengths in Diagnostics, Devices,
                   Pharmaceuticals and Nutritionals to bring
                 Innovation Clinical Solutions to patients and
                             healthcare providers.


===============================================================================
MediSense(R)                                                         ABBOTT 6

                                 Key Priorities
===============================================================================

Medical Products Group

o Build businesses in high growth, innovative market segments

o    Maintain leadership in Diagnostics and Nutritionals

o Grow leadership positions in Diabetes, Vascular and Molecular Diagnostics

o Utilize our product diversity to bring breakthrough products to the market

o    Marketing and R&D Driven Business Model
     (Investment)

o    Achieve #1 or #2 position in every major business


===============================================================================
MediSense(R)                                                         ABBOTT 7

Work/life Programs
===============================================================================


[PHOTOS OMITTED]
   Work/life program highlights:
        Largest on-site child care facility in Illinois
            and among top five largest in the country
        Adoption assistance and related benefits
        Health and wellness programs
        Convenience services
   Awards and recognition
        Top 10 of the "100 Best Companies for Working Mothers," Working Mother No. 3 for "Best Company Benefits," Money
        Top 10 "Companies for Women," Health
        "Governor's Family Investment Award," Illinois
        Corporate Friend of Children Award, Child Welfare League of America


===============================================================================
MediSense(R)                                                         ABBOTT 8

Diversity/Inclusion Program
===============================================================================


[PHOTOS OMITTED}


Diversity/Inclusion program highlights:
   Executive Inclusion Council, chaired by CEO
   80% increase in women management in last four years
   Women Leaders in Action


Awards and recognition
   "50 Best Companies for Asians, Blacks
   and Hispanics," FORTUNE

  Ranked #13 in Black Collegian
  magazine's Top 50 Diversity Employers
  Survey in 2002 -- and first among all
  pharmaceutical companies.


===============================================================================
MediSense(R)                                                         ABBOTT 9

Community & Social Initiatives
===============================================================================

[PHOTO OMITTED]

Step Forward...for the world's children
   Helps orphans and vulnerable children
   affected by HIV/AIDS in Romania,
   Tanzania, Burkina Faso and India

Abbott Access
   Programs that expand access to Abbott's HIV drugs and rapid tests in Africa and least developed countries

Determine HIV Donation Program
   Aimed at preventing mother-to-child transmission of HIV in developing world

Tanzania Care
   Established to improve public health care infrastructure and improve services and access to care for people living with HIV in Tanzania


===============================================================================
MediSense(R)                                                         ABBOTT 10

===============================================================================


                                  Welcome to
                              Abbott Laboratories

                                 Rick Gonzalez
                     President and Chief Operating Officer
                             Medical Products Group


===============================================================================
MediSense(R)                                                         ABBOTT 11

===============================================================================


In connection with the proposed merger, TheraSense will file a proxy statement and other relevant documents with the Securities and Exchange Commission
(SEC). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THERASENSE AND ABBOTT THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM THERASENSE BY DIRECTING A REQUEST TO: INVESTOR RELATIONS, THERASENSE, INC., 1360 SOUTH LOOP ROAD, ALAMEDA, CA 94502; PHONE (510) 749-5400. DOCUMENTS FILED WITH THE SEC BY ABBOTT MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM ABBOTT BY DIRECTING A REQUEST TO: INVESTOR RELATIONS, ABBOTT LABORATORIES, 100 ABBOTT PARK, ROAD, ABBOTT PARK, IL 60064; PHONE (847) 937-7300.

TheraSense, Abbott and their respective directors, executive officers, certain members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of TheraSense's stockholders and their interests in in the solicitation will be set forth in the proxy statement when it is filed with the SEC.


===============================================================================